                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)     March 29, 2007
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                      CD 2007-CD4 Commercial Mortgage Trust
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                       (Exact Name of the Issuing Entity)

                  Citigroup Commercial Mortgage Securities Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

       Citigroup Commercial Markets Realty Corp., German American Capital
               Corporation, LaSalle Bank National Association, PNC
               Bank, National Association and Royal Bank of Canada

               (Exact Name of Sponsor as Specified in Its Charter)

Delaware                             333-132746            86-1073506
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(State or Other Jurisdiction         (Commission           (IRS Employer
of Incorporation of Registrant)      File Number)          Identification No. of
                                                           Registrant)

388 Greenwich Street New York, New York                    10013
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(Address of Principal Executive Offices)                   (Zip Code)

Registrant's telephone number, including area code (212) 816-6000
                                                   -----------------------------

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]   Written communications pursuant to Rule 425 under the Securities Act (17
      CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
      240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
      Exchange Act (17 CFR 240.13e-4(c))

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Section 1 - Registrant's Business and Operations

Item 8.01  Other Events.

      A pooling and servicing agreement dated as of March 1, 2007 (the "Pooling and Servicing Agreement"), was entered into by and among Citigroup Commercial
Mortgage Securities Inc. (the "Registrant") as depositor, Wachovia Bank,
National Association as master servicer no. 1, Midland Loan Services, Inc. as master servicer no. 2, Capmark Finance Inc. as master servicer no. 3, LNR
Partners, Inc. as special servicer, Wells Fargo Bank, National Association as trustee and LaSalle Bank National Association as certificate administrator. The
Pooling and Servicing Agreement was entered into for the purpose of creating a
New York common law trust, designated as CD 2007-CD4 Commercial Mortgage Trust
(the "Issuing Entity"), and issuing a single series of certificates, entitled CD
2007-CD4 Commercial Mortgage Trust, Commercial Mortgage Pass-Through
Certificates, Series CD 2007-CD4 (the "Certificates"). The offer and sale of certain classes of the Certificates, designated as Class A-1, Class A-2A, Class
A-2B, Class A-3, Class A-SB, Class A-4, Class A-1A, Class A-MFX, Class A-J,
Class B, Class C, Class D, Class E, Class F and Class XP (collectively, the
"Underwritten Certificates"), were registered under the Registrant's registration statement on Form S-3 (Registration No. 333-132746). The
Underwritten Certificates were sold to Citigroup Global Markets Inc., Deutsche
Bank Securities Inc., LaSalle Financial Services, Inc., PNC Capital Markets LLC
and RBC Capital Markets Corporation, (collectively, the "Underwriters") pursuant to an underwriting agreement dated as of March 14, 2007 (the "Underwriting
Agreement") between the Registrant and the Underwriters. The mortgage loans (the
"Mortgage Loans") backing the Underwritten Certificates were acquired by the
Registrant from (1) Citigroup Global Markets Realty Corp. ("CGMRC") as seller pursuant to a mortgage loan purchase agreement dated as of March 14, 2007 between CGMRC and the Registrant (the "CGMRC Mortgage Loan Purchase Agreement"),
which agreement contains representations and warranties made by CGMRC with respect to the Mortgage Loans sold by CGMRC to the Registrant, (2) German
American Capital Corporation ("GACC") as seller pursuant to a mortgage loan purchase agreement dated as of March 14, 2007 between GACC and the Registrant
(the "GACC Mortgage Loan Purchase Agreement"), which agreement contains representations and warranties made by GACC with respect to the Mortgage Loans
(with the exception of the ACS Mortgage Loans (as defined below)) sold by GACC to the Registrant, (3) LaSalle Bank National Association ("LaSalle") as seller pursuant to a mortgage loan purchase agreement dated as of March 14, 2007 between LaSalle and the Registrant (the "LaSalle Mortgage Loan Purchase
Agreement"), which agreement contains representations and warranties made by
LaSalle with respect to the Mortgage Loans sold by LaSalle to the Registrant,
(4) PNC Bank, National Association ("PNC") as seller pursuant to a mortgage loan purchase agreement dated as of March 14, 2007 between PNC and the Registrant
(the "PNC Mortgage Loan Purchase Agreement"), which agreement contains representations and warranties made by PNC with respect to the Mortgage Loans sold by PNC to the Registrant, and (5) Royal Bank of Canada ("RBC") as seller pursuant to a mortgage loan purchase agreement dated as of March 14, 2007 between RBC and the Registrant (the "RBC Mortgage Loan Purchase Agreement"),
which

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agreement contains representations and warranties made by RBC with respect to the Mortgage Loans sold by RBC to the Registrant. Certain of the Mortgage Loans sold by GACC to the Registrant were acquired by GACC from American Capital
Strategies, Ltd. ("ACS") as seller pursuant to a mortgage loan purchase agreement dated as of March 14, 2007 between ACS and GACC (the "ACS Mortgage
Loan Purchase Agreement"), which agreement contains representations and warranties made by ACS with respect to the Mortgage Loans sold by ACS to GACC
(such loans, the "ACS Mortgage Loans"), of which the enforcement rights related to such representations and warranties were conveyed to the Registrant pursuant to the GACC Mortgage Loan Purchase Agreement.

Section 9 - Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits.

      Listed below are the financial statements, pro forma financial information and exhibits, if any, filed as a part of this report:

(a) Financial statements of businesses acquired:

      Not applicable.

(b) Pro forma financial information:

      Not applicable.

(c) Shell Company Transactions:

      Not applicable.

(d) Exhibits:

Exhibit No.   Description

1.1           Underwriting Agreement dated as of March 14, 2007, among Citigroup
              Commercial Mortgage Securities Inc. as seller, and Citigroup
              Global Markets Inc., Deutsche Bank Securities Inc., LaSalle
              Financial Services, Inc., PNC Capital Markets LLC and RBC Capital
              Markets Corporation as underwriters.

4.1           Pooling and Servicing Agreement dated as of March 14, 2007, among
              Citigroup Commercial Mortgage Securities Inc. as depositor,
              Wachovia Bank, National Association as master servicer no. 1,
              Midland Loan Services, Inc. as master servicer no. 2, Capmark
              Finance Inc. as master servicer no. 3, LNR Partners, Inc. as special servicer, Wells Fargo Bank, National Association as trustee and LaSalle Bank National Association as certificate administrator.

5.1           Opinion of Thacher Proffitt & Wood LLP with respect to legality.

8.1           Opinion of Thacher Proffitt & Wood LLP with respect to certain tax matters (included as part of Exhibit 5.1).

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23.1          Consent of Thacher Proffitt & Wood LLP (included as part of
              Exhibit 5.1).

99.1          CGMRC Mortgage Loan Purchase Agreement dated as of March 14, 2007, between Citigroup Global Markets Realty Corp. as seller and
              Citigroup Global Markets Securities Inc. as purchaser.

99.2          GACC Mortgage Loan Purchase Agreement dated as of March 14, 2007, between German American Capital Corporation as seller and
              Citigroup Global Markets Securities Inc. as purchaser.

99.3          LaSalle Mortgage Loan Purchase Agreement dated as of March 14,
              2007, between LaSalle Bank National Association as seller and
              Citigroup Global Markets Securities Inc. as purchaser.

99.4          PNC Mortgage Loan Purchase Agreement dated as of March 14, 2007, between PNC Bank, National Association as seller and Citigroup
              Global Markets Securities Inc. as purchaser.

99.5          RBC Mortgage Loan Purchase Agreement dated as of March 14, 2007, between Royal Bank of Canada as seller and Citigroup Global
              Markets Securities Inc. as purchaser (to which the ACS Mortgage
              Loan Purchase Agreement is an exhibit).

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: April 13, 2007

                                             CITIGROUP COMMERCIAL MORTGAGE
                                             SECURITIES INC.

                                             By: /s/ Angela Vleck
                                                 ------------------------------
                                                 Name: Angela Vleck
                                                 Title: Vice President

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                                  EXHIBIT INDEX
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                   The following exhibits are filed herewith:

Exhibit No.

1.1           Underwriting Agreement dated as of March 14, 2007, among Citigroup
              Commercial Mortgage Securities Inc. as seller, and Citigroup
              Global Markets Inc., Deutsche Bank Securities Inc., LaSalle
              Financial Services, Inc., PNC Capital Markets LLC and RBC Capital
              Markets Corporation as underwriters.

4.2           Pooling and Servicing Agreement dated as of March 14, 2007, among
              Citigroup Commercial Mortgage Securities Inc. as depositor,
              Wachovia Bank, National Association as master servicer no. 1,
              Midland Loan Services, Inc. as master servicer no. 2, Capmark
              Finance Inc. as master servicer no. 3, LNR Partners, Inc. as special servicer, Wells Fargo Bank, National Association as trustee and LaSalle Bank National Association as certificate administrator.

5.1           Opinion of Thacher Proffitt & Wood LLP with respect to legality.

8.1           Opinion of Thacher Proffitt & Wood LLP with respect to certain tax matters (included as part of Exhibit 5.1).

23.1          Consent of Thacher Proffitt & Wood LLP (included as part of
              Exhibit 5.1).

99.1          CGMRC Mortgage Loan Purchase Agreement dated as of March 14, 2007, between Citigroup Global Markets Realty Corp. as seller and
              Citigroup Global Markets Securities Inc. as purchaser.

99.2          GACC Mortgage Loan Purchase Agreement dated as of March 14, 2007, between German American Capital Corporation as seller and
              Citigroup Global Markets Securities Inc. as purchaser.

99.3          LaSalle Mortgage Loan Purchase Agreement dated as of March 14,
              2007, between LaSalle Bank National Association as seller and
              Citigroup Global Markets Securities Inc. as purchaser.

99.4          PNC Mortgage Loan Purchase Agreement dated as of March 14, 2007, between PNC Bank, National Association as seller and Citigroup
              Global Markets Securities Inc. as purchaser.

99.5          RBC Mortgage Loan Purchase Agreement dated as of March 14, 2007, between Royal Bank of Canada as seller and Citigroup Global
              Markets Securities Inc. as purchaser (to which the ACS Mortgage
              Loan Purchase Agreements is an exhibit).

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